THE MARSICO INVESTMENT FUND

Marsico Focus Fund

Supplement dated August 3, 2022

to the Prospectus and Statement of Additional Information (“SAI”) dated January 31, 2022, as supplemented

The purpose of this supplement is to update information relating to the portfolio manager of the Marsico Focus Fund. Effective August 4, 2022, Peter C. Marsico and James D. Marsico will each serve with Thomas F. Marsico as co-portfolio managers of the Marsico Focus Fund.

Accordingly, the following related changes are made to the Prospectus and the SAI:

PROSPECTUS

In the Prospectus “Fund Summaries – Marsico Focus Fund” section on page 4 under the heading “Management,” the sub-heading “Portfolio Manager” and the discussion thereunder are amended to state:

“Portfolio Managers: The Fund is co-managed by a team of managers. The members of the team who are jointly and primarily responsible for day-to-day management of the Fund are Thomas F. Marsico, who has managed the Fund since its inception in December 1997, Peter C. Marsico, who has co-managed the Fund since August 2022, and James D. Marsico, who has co-managed the Fund since August 2022.”

In the Prospectus “Fund Management” section on page 32 under the heading “The Portfolio Managers,” the discussion of “The Focus Fund” is amended to state:

“Thomas F. Marsico is the founder, Chief Executive Officer, and Chief Investment Officer of Marsico Capital. Mr. Marsico sets Marsico Capital’s overall research and investment strategy, and co-manages the Focus Fund. Mr. Marsico has over 40 years of experience in the investment management field as a securities analyst and a portfolio manager. He is a graduate of the University of Colorado and holds an MBA from the University of Denver.

Peter C. Marsico co-manages the Focus Fund. Mr. Marsico joined Marsico Capital in 2008, and has over 13 years of experience in the financial services industry. His research responsibilities include retail, restaurants, consumer goods, and other industries. Mr. Marsico has a BA degree in Economics from the University of North Carolina and an MBA from the University of Denver.

James D. Marsico co-manages the Focus Fund. Mr. Marsico joined Marsico Capital in 2009, and has over 13 years of experience in the financial services industry. His research responsibilities include technology, media, consumer discretionary, and other industries. Mr. Marsico holds a BA degree in Political Science from the University of Texas at Austin and an MBA from the University of Denver.”

In the Prospectus “Fund Management” section on page 32 under the heading “The Portfolio Managers,” the discussion of “The Growth Fund” is amended to state:

“Thomas F. Marsico co-manages the Growth Fund. Information relating to Mr. Marsico is provided above.

Peter C. Marsico co-manages the Growth Fund. Information relating to Mr. Marsico is provided above.

James D. Marsico co-manages the Growth Fund. Information relating to Mr. Marsico is provided above.”

STATEMENT OF ADDITIONAL INFORMATION

In the SAI “Portfolio Managers” section on page 76, the discussion under the heading “Portfolio Managers” is amended to state, “Thomas F. Marsico, Peter C. Marsico, and James D. Marsico are the portfolio managers of the Focus Fund.”

In the SAI “Portfolio Managers” section on page 77, the information in the chart regarding Peter C. Marsico and James D. Marsico is replaced in its entirety by the following information (as of July 29, 2022):

Portfolio Manager	Other Registered Investment Companies	Assets Managed ($ millions)	Other Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)	Total Assets Managed ($ millions)
Peter C. Marsico	0	$0	0	$0	2	$21.8	$21.8
Accounts where a portion of the advisory fee is based on account performance (subset of above)	0	$0	0	$0	0	$0	$0
James D. Marsico	0	$0	0	$0	4	$23.3	$23.3
Accounts where a portion of the advisory fee is based on account performance (subset of above)	0	$0	0	$0	0	$0	$0

In the SAI “Portfolio Managers” section on page 80 under the heading “Portfolio Manager Fund Ownership,” the table is amended to reflect that as of July 29, 2022, Thomas F. Marsico beneficially owned over $1,000,000 in shares of the Marsico Focus Fund, Peter C. Marsico beneficially owned $0 in shares (“None”) of the Marsico Focus Fund, and James D. Marsico beneficially owned between $100,001-$500,000 in shares of the Marsico Focus Fund.

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FOR FUTURE REFERENCE